UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

MELI Kaszek Pioneer Corp

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40847	98-1607040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

78 SW 7th Street

Individual Office No. 07-156

Miami, Florida

(Address of Principal Executive Offices) (Zip Code)

+ 598 2927 2770

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	MEKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2021, the Registration Statement on Form S-1 (File No. 333-259473) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of MELI Kaszek Pioneer Corp (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on September 29, 2021, a registration statement on Form S-1 (File No. 333-259473) pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On October 1, 2021, the Company consummated the IPO of 28,750,000 Class A Ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), which included the exercise of the underwriters’ option to purchase an additional 3,750,000 Class A Ordinary Shares at the initial public offering price to cover over-allotments. The Class A Ordinary Shares were sold at a price of $10.00 per Class A Ordinary Share, generating gross proceeds to the Company of $287,500,000.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

An Underwriting Agreement, dated September 28, 2021, among the Company and BofA Securities, Inc., Goldman Sachs & Co. LLC, Allen & Company LLC and J.P. Morgan Securities LLC as representatives of the several underwriters named therein.

•	A Forward Purchase Agreement, dated October 1, 2021, between the Company and the Sponsor.

•	An Investment Management Trust Agreement, dated October 1, 2021 between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated October 1, 2021 between the Company, the Sponsor and the Holders signatory thereto.

•	A Private Placement Shares Purchase Agreement, dated October 1, 2021 between the Company and the Sponsor.

•	An Administrative Services Agreement, dated October 1, 2021 between the Company and the Sponsor.

•	A Letter Agreement, dated September 21, 2021 between the Company, the Sponsor and each of the executive officers and directors of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, pursuant to the Private Placement Shares Purchase Agreement, the Company completed the private sale of 975,000 shares (the “Private Placement Shares”), including the issuance of 75,000 Shares as a result of the underwriters’ exercise in full of their over-allotment option, at a purchase price of $10.00 per Private Placement Share, to the Company’s sponsor, MELI Kaszek Pioneer Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $9,750,000. The Private Placement Shares are identical to the Class A Ordinary Shares sold in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: they (i) will not be redeemable by the Company (except in certain redemption scenarios), (ii) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, and (iii) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Election of Directors.

On September 28, 2021, in connection with the IPO, Jonathan Levav, Catherine Ambrose and Gregory Waldorf were appointed to the board of directors of the Company (the “Board”). Mr. Levav, Ms. Ambrose and Mr. Waldorf are independent directors. Effective September 28, 2021, Mr. Levav, Ms. Ambrose and Mr. Waldorf were also appointed to the Board’s (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance Committee, with Mr. Waldorf serving as chair of each of the three committees.

Following the appointment of Mr. Levav, Ms. Ambrose and Mr. Waldorf, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Levav and Ms. Ambrose and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Mr. Waldorf and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Mr. Arnt and Mr. Kazah and will expire at the Company’s third annual meeting of stockholders.

On September 21, 2021, each director entered into the Letter Agreement. As well, on October 1, 2021, in connection with their appointments to the Board, each director entered into an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws.

In connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “A&R M&A”) on September 10, 2021. The terms of the A&R M&A are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R M&A is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $287,500,000, comprised of proceeds from the IPO and the sale of the Private Placement Shares, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if the Company has not completed its business combination within 24 months from the closing of the IPO, subject to applicable law.

On October 1, 2021, the Company issued a press release announcing the closing of the IPO and the exercise by the underwriters of the over-allotment option for 3,750,000 additional shares, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 28, 2021, among the Company and BofA Securities, Inc., Goldman Sachs & Co. LLC, Allen & Company LLC and J.P. Morgan Securities LLC as representatives of the several underwriters named therein.

3.1	Amended and Restated Memorandum and Articles of Association.

10.1	Letter Agreement, dated September 21, 2021, between the Company, the Sponsor and each of the executive officers and directors of the Company.

10.2	Registration Rights Agreement, dated October 1, 2021, between the Company, the Sponsor and the Holders signatory thereto.

10.3	Private Placement Shares Purchase Agreement, dated October 1, 2021, between the Company and the Sponsor.

10.4	Administrative Services Agreement, dated October 1, 2021, between the Company and the Sponsor.

10.5	Investment Management Trust Agreement, dated October 1, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.6	Forward Purchase Agreement, dated October 1, 2021, between the Company and the Sponsor.

99.1	Press Release, dated October 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELI Kaszek Pioneer Corp

Date: October 1, 2021	By:	/s/ Hernan Kazah
	Name:	Hernan Kazah
	Title:	Co-Chief Executive Officer